                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 2, 1997

                      THE PEOPLES BANCTRUST COMPANY, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


         Alabama                     0-13653                    63-0896239
----------------------------       ------------             -------------------
(State or other jurisdiction       (Commission               (I.R.S. employer
     of incorporation)             file number)             identification no.)


                    310 Broad Street, Selma, Alabama 36701
                   ----------------------------------------
                   (Address of principal executive offices)

                                (334) 875-1000
              --------------------------------------------------
              Registrant's telephone number, including area code


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


                               Page 1 of 4 pages
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Item 5.  Other Events.
---------------------

     On December 2, 1997, The Peoples BancTrust Company, Inc. ("Peoples") and Merchants & Planters Bancshares, Inc. ("Merchants & Planters") executed a definitive agreement for the acquisition of Merchants & Planters by Peoples.

     In the acquisition, shareholders of Merchants & Planters will receive $949.38 in cash for each outstanding share of Merchants & Planters common stock. The acquisition is subject to a number of conditions, including receipt of all regulatory and shareholder approvals.

     For more information, reference is made to the Agreement and Plan of Reorganization attached hereto as Exhibit 2 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is filed as part of this report.

          Exhibit 2 -- Agreement and Plan of Reorganization, including exhibits thereto



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              THE PEOPLES BANCTRUST COMPANY, INC.



DATE:  December 5, 1997       By: /s/ Richard P. Morthland
                                 -------------------------
                                 Richard P. Morthland
                                 Chairman of the Board



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